FINANCE INCOME (EXPENSES), NET (Tables)	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
Schedule of Finance Income (Expense), Net
	For the year ended December 31,
	2 0 2 0	2 0 1 9	2 0 1 8

Interest income on short-term deposits and other	69	245	243
Bank fees and interest expenses	(12)	(8)	(7)
Changes in provision for royalties	28	3	255
Exchange rate differences	(6)	(18)	(27)
Changes in fair value of derivatives	7	11	9
Total financing income, net	86	233	473